Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of ThermoGenesis Corp. (the “Company”) on Form 10-K for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: September 9, 2005
/s/ PHILIP H. COELHO
	Name:	Philip H. Coelho
	Title:	Chairman of the Board of Directors and Chief Executive Officer

/s/ MATTHEW T. PLAVAN
	Name:	Matthew T. Plavan
	Title:	Chief Financial Officer